UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2008
PROXYMED, INC.
(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		No.)
1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of principal executive offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On July 29, 2008, James B. Hudak notified ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions (the “Company”) of his resignation from the Company’s board of directors (the “Board”) and as its Chairman of the Board. Mr. Hudak’s resignation from the Board and as the Company’s Chairman became effective July 30, 2008. Mr. Hudak has accepted employment with a third party consulting firm. Mr. Hudak’s resignation did not relate to any disagreements with the Company on any matter related to its operations, policies or practices. The Company has not yet identified a replacement for Mr. Hudak on the Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.

Date: August 4, 2008	/s/ Peter E. Fleming, III

Peter E. Fleming, III
Chief Executive Officer